Exhibit 99.1

NovaDel Pharma Inc.

Positioned for Growth

NVDL.OB

Forward Looking Statement

Except for historical information contained herein, this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein including, but not limited to, the ability of third parties to commercialize the Company's products, the successful completion of its pilot pharmacokinetic feasibility studies, the ability to develop products (independently and through collaborative arrangements), the Company's ability to obtain additional required financing to fund its research programs, the ability to commercialize and obtain FDA and other regulatory approvals for products under development, and the acceptance in the marketplace for oral spray products. The filing of an NDA with the FDA is an important step in the approval process in the United
States. Acceptance for filing by the FDA does not mean that the NDA has been or will be approved, nor does it represent an evaluation of the adequacy of the data submitted. Further, the Company operates in industries where securities may be volatile and may be influenced by regulatory and other factors beyond the Company's control. In addition, our inability to maintain or enter into, and the risks resulting from our dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any of our products could materially impact the Company's actual results.
Important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's most recent Annual Report on Form 10-K and Registration Statements, filed with the
Securities and Exchange Commission. In assessing forward-looking statements contained herein, if any, the reader is urged to carefully read all cautionary statements contained in such filings.

For more detailed information regarding NovaDel's 2009 financial results and its product pipeline, please review the Company's SEC filings on Form 10-Q at the Investor Relations section of www.novadel.com.

NovaDel Oral Spray Drugs

Positioned for Growth

Two product launches in 2010

NitroMist®

Zolpimist™

Substantial near-term opportunity with
Duromist™

Oral spray Sildenafil citrate for erectile
dysfunction (active ingredient in Viagra®)

Additional products based on proven
technology

NitroMist® for Angina

FDA-approved nitroglycerine oral spray for the
treatment of angina

Advantage compared to tablet formulation
nitroglycerine is ease of use and durable
potency

Licensed to Mist/Akrimax

Launch planned for second half of 2010

Current market size $200 million

ZolpiMist™

FDA-approved proprietary zolpidem tartrate
oral spray for the treatment of insomnia

Active ingredient in multiple approved
treatments for insomnia including Ambien®

Advantage of oral spray version is ease-of-use

Licensed to HiTech Pharmacal

Launch planned for second half of 2010

Insomnia market size  $1.5 billion

2010: A Year of Milestones

Launch of Nitromist® and ZolpiMist™ through
commercial partners

Royalties to NovaDel begin

Initiating pivotal studies for our next
candidate, Duromist™

Same technology and regulatory pathway as our
two approved products

Pivotal data on Duromist™ before year end

Duromist™

Sildenafil citrate oral spray for the treatment
of erectile dysfunction (ED)

Active ingredient in Viagra®

Development plan initiated

Product launched when Viagra® patent
protection ends

NovaDel will participate in commercialization

Erectile Dysfunction Market

$4 billion U.S. market

Viagra dominates with $2 billion

Viagra patent expires Q2 2012

Active generic market anticipated with
innovative products in development for ED

Duromist™ is ideally positioned through ease
of administration and potential label
differentiation

Duromist™ Development Advantages

Rapid and cost-efficient regulatory pathway
for Viagra label

Concurrent pathway for potential faster onset
label

Allows product launch upon patent expiration

Duromist™ Development Timeline

2010

Q2  formulation and pilot PK trial completed

Q4 pivotal PK trial completed

Q4 Initiate faster onset efficacy trial

2011

Q1  NDA submission for bioequivalence to Viagra®

Q2 faster onset efficacy trial completed

Q3 NDA  submission for faster onset label

2012

Q1 NDA approval for bioequivalence to Viagra®

Q2 NDA approval for faster onset label

Q2 Launch

Commercialization:
Sildenafil Key Attributes

Improves important personal activity

Widespread consumer and cultural awareness

Extensive use

Well defined, favorable safety and side effect
profile

Wide dosing range enables dosing titration

Commercialization:
Duromist™ Innovative Opportunity

Potential to utilize non-personal selling tools to
access market

Internet tools provide product access through direct
doctor-patient consult

Patient education requirements are vastly reduced
due to extensive direct-to-consumer (DTC)
advertising

Other DTC trial tools available i.e., coupons to reduce
patient co-pay costs

Lower marketing and sales costs

Positioned for Growth

Virtual business model for cash efficiency and
focus on product development

Development milestones and product
royalties from licensing to begin in 2010

Clean balance sheet

Cash sufficient to reach proof of concept for
Duromist™

NovaDel Investment Thesis

Two product launches with revenues
beginning 2010

Proven technology de-risks future product
development

Significant opportunity in Duromist™ with
2010 milestones

Product pipeline of attractive candidates

NovaDel Pharma Inc.

Positioned for Growth